UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 12, 2005
                                                 ------------------------

                            Interpharm Holdings, Inc.
                            -------------------------

               (Exact name of Registrant as specified in charter)

      Delaware                    0-22710                     13-3673965
--------------------------------------------------------------------------------
(State or other jurisdic-        (Commission                 (IRS Employer
tion of incorporation)           File Number)             Identification No.)

      75 Adams Avenue, Hauppauge, New York                         11725
--------------------------------------------------------------------------------
          (Address  of  principal                               (Zip Code)
           executive offices)

Registrant's telephone number, including area code:    (631) 952-0214
                                                       -------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

      Interpharm Holdings, Inc. (the "Company") has entered into an agreement with Centrix Pharmaceutical, Inc. ("Centrix") whereby Centrix will have exclusive distribution rights in the United States to a female hormone product to be manufactured and supplied by Interpharm. Pursuant to its terms, the Agreement will commence upon the first shipment of the product to Centrix which is anticipated to be within the next 30 days.

      The agreement has a ten year term but , under certain circumstances, may be terminated by Centrix at any time after the first year of the agreement's term is completed. Pursuant to the terms of the agreement, Centrix is required to purchase $11.5 million of the product during the first year of the agreement's term. There are also additional annual minimum purchase requirements after the first year of the agreement's term for so long as the agreement remains in effect. In the event that the Agreement is terminated at any time, or for any reason, the Company maintains the right to market the product alone or with a third party.

      A copy of the agreement is annexed hereto as Exhibit 99.1. The foregoing description is qualified by the contents of the agreement.

      On July 18, 2005, the Company issued a press release announcing the agreement with Centrix. A copy of the press release is furnished as an Exhibit to this Current Report on Form 8-K (Exhibit 99.2).

Item 9.01 Financial Statements and Exhibits

      The  following  exhibits are filed as part of this Current  Report on Form
8-K:

Exhibit No.      Description

99.1 Supply Agreement between Interpharm Holdings, Inc. and Centrix Pharmaceutical, Inc.

99.2 July 18, 2005 Press Release announcing the Supply Agreement between the Company and Centrix.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERPHARM HOLDINGS, INC.

July 18, 2005                           By: /s/ George Aronson
                                            ------------------------------------
                                            George Aronson
                                            Chief Financial Officer